EXHIBIT 10.2
                                                                          1 of 5
                      THIRD AMENDMENT OF LICENSE AGREEMENT
             SpectraScience M.I.T. CONFIDENTIAL (10/13/93 11:38 AM)
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                                  CONFIDENTIAL

                      THIRD AMENDMENT OF LICENSE AGREEMENT

This is the Third Amendment to License Agreement (the "Third Amendment") with effective date of October 15, 1993 (the "Effective Date") by and between the Massachusetts Institute of Technology, with a principal office at 77 Massachusetts Ave., Cambridge, MA 02139 ("M.I.T.") and SpectraScience Inc. (formerly, before name change, GV Medical, Inc.) with a principal office at 5909 Baker Road, Minnetonka, MN 55345 ("Licensee").

WHEREAS, the parties on even date herewith have duly executed a Settlement and Reconciliation Agreement; and

WHEREAS, this Third Amendment is necessary to fully implement said Settlement and Reconciliation Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

1.    Paragraph 1.1 is hereby deleted and replaced by the following:

      1.1 "Licensee", through change of corporate name, shall mean SpectraScience, Inc. and any subsidiary of SpectraScience, Inc.

2.    Paragraph 1.3 is hereby deleted and replaced by the following:

      1.3 "Patent Rights" shall mean the United States and Foreign pending patent applications set forth in Appendix D attached hereto and made a part hereof (hereinafter referred to as the "Patent Rights Patent Applications"), and the United States patents and Foreign patents set forth in Appendix D, and the U.S. patents and Foreign patents issuing from said pending United States and Foreign applications or later-filed foreign applications based upon any of said United States patents and applications (hereinafter referred to as the "Patent Rights Patents") and any continuations, continuations-in-part which are directed to subject matter specifically described in the Patent Rights Patent Applications and Patent Rights Patents, divisions, reissues or extensions of any of the foregoing. Patent Rights also include any patent applications and the patents issuing therefrom for which Licensee has elected to acquire a license under the terms of the Research Funding Agreement. Such patent applications and patents have been and shall be added to Appendix D hereto and made a part hereof. Appendix D shall be amended from time to time to list the then current Patent Rights.

3.    Paragraph 1.6 is hereby deleted and replaced by the following:


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                      THIRD AMENDMENT OF LICENSE AGREEMENT
             SpectraScience M.I.T. CONFIDENTIAL (10/13/93 11:38 AM)
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      1.6   "Field of Use" shall mean vascular and cardiovascular diagnostic laser catheters, including, but not limited to, laser guide wires.

4.    Paragraph 1.8 is hereby deleted and replaced by the following:

      1.8 "Catheters" shall mean diagnostic laser catheters for vascular and cardiovascular applications, which embody technology resulting from the Research Funding Agreements.

5. Paragraph 6.1 is hereby amended by the addition of the underlined phrase at the end of the first sentence, "MIT shall apply for, shall seek prompt issuance of, and maintain during the term of this Agreement the Patent Rights set forth in Appendix D subject to Paragraph 6.5."

6. Paragraphs 6.2, 6.3 and 6.4 are hereby deleted in their entirety and following new paragraphs 6.2, 6.3, 6.4, 6.5, 6.6 and 6.7 are hereby added:

      6.2 Licensee shall pay to M.I.T. the sum of $75,000 as an initial Annual Payment for prosecution and maintenance costs for the Patent Rights for the period beginning October 1, 1993, and ending October 14, 1994, such sum to be payable in equal installments due on the fifteenth (15th day of each month, commencing with the first payment due October 15, 1993. Beginning October 15, 1994, and for each one-year period, (October 15 to October 14) of each subsequent year through the one-year period ending October 14, 2003, Licensee shall pay to M.I.T. an Annual Payment of $50,000 which shall be due and payable in equal monthly installments on the fifteenth (15th) day of each month. Beginning October 15, 2003, and for each one-year period (October 15 to October 14) of each subsequent year thereafter, Licensee shall pay an Annual Payment of $30,000 which shall be due and payable in equal monthly installments on the fifteenth (15th) day of each month. The Annual Payments shall be made until the expiration of the last to expire of the Patent Rights, unless this Agreement shall be sooner terminated. In the event any installment of such Annual Payments is not received by M.I.T. within thirty (30) calendar days of the date due, this License Agreement between M.I.T. and Licensee shall immediately terminate with no further notice, subject to Paragraph 6.3 below if such additional monthly installment provided in Paragraph 6.3 has been paid by Licensee.

      6.3 On or before October 15, 1993, and on or before each October 15 thereafter, or whenever Licensee so decides, Licensee may pay an additional monthly installment of that year's Annual Payment, which shall be held by M.I.T. and, automatically without notice to Licensee, credited to any monthly installment for that year which Licensee shall fail to pay on the 15th of any month. Should Licensee fail to pay the next installment by the 15th day of the following month, the License Agreement shall immediately terminate with no further notice.


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                      THIRD AMENDMENT OF LICENSE AGREEMENT
             SpectraScience M.I.T. CONFIDENTIAL (10/13/93 11:38 AM)
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            6.4   Both the $65,000 payment under Paragraph 1 of the Settlement and Reconciliation Agreement and the Annual Payments paid by Licensee shall be creditable against future royalties on the sale of Licensed Products or Minimum Royalties due M.I.T. under this License Agreement.

            6.5   In consideration of Licensee's Annual Payment, M.I.T. will:

                  (a) Maintain the issued U.S. Patent Rights, except that if any issued patent becomes the subject of an interference, M.I.T. shall have the right, at its sole discretion, to abandon, subject to Licensee's rights under (b.) below;

                  (b) Prosecute the U.S. Patent Rights patent applications through at least the first office action and thereafter continue prosecution in a reasonable commercial manner; appeals to the U.S. District Court or the Court of Appeals for the Federal Circuit and interference's, whether defensive or offensive, will be at M.I.T.'s sole discretion and sole cost, subject to the comment provision of Paragraph 6.6. In the event M.I.T. decides not to file such an appeal, or to provoke or defend such an interference, M.I.T. shall give Licensee written notice of said decision sixty (60) days prior to the first date that action must be taken, and Licensee shall have the right to assume such appeal or interference, at Licensee's sole expense, subject to a similar credit against future royalties as described in Paragraph 6.4 above and subject to Paragraph 6.1.

                  (c)   Maintain issued foreign Licensed Patent Rights.

                  (d) Prosecute the foreign Patent Rights patent applications through at least the first office action and thereafter continue prosecution in a reasonable commercial manner, including where commercially reasonable, prosecution through any periods of opposition; provided, however, pending EPO applications for:

                              3767 (Serial No. 86103432.0),
                              3767 Div I (Serial No. 93112269.1),
                              3938A (Serial No. 88909936.2),
                              4673A (Serial N. 90900642.1), and
                              5507A (Serial No. 92906273.5)

                        will be prosecuted only in Germany, France and Great Britain, and any additional foreign Licensed Patent Rights filed after the Effective Date (the "Additional Foreign Patent Rights") will be prosecuted only in Canada, Germany, France and Great Britain. Should SpectraScience desire to prosecute such Additional Foreign Patent Rights in additional countries, SpectraScience shall so notify M.I.T. in writing. M.I.T. shall prosecute and maintain such Additional Foreign Patent Rights at SpectraScience's sole expense and shall transfer responsibility for such


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                      THIRD AMENDMENT OF LICENSE AGREEMENT
             SpectraScience M.I.T. CONFIDENTIAL (10/13/93 11:38 AM)
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                        prosecution and maintenance to SpectraScience's patent
                        counsel, currently Kevin Raasch of Merchant & Gould. SpectraScience's patent counsel shall invoice SpectraScience directly, with information copies to M.I.T. and SpectraScience shall pay all costs directly to its patent counsel. Nevertheless, such costs paid by SpectraScience shall be creditable against future royalties on the sale of Licensed Products or Minimum Royalties due M.I.T. under the License Agreement.

      6.6 Prior to initiating significant patent activity, M.I.T.'s outside patent counsel, currently Thomas Hoover of Hamilton, Brook, Smith & Reynolds, will contact Licensee's designated patent counsel, currently Kevin Raasch of Merchant & Gould, and provide Licensee's counsel opportunity to comment, and communicate with such counsel per Paragraph 6.1 above.

      6.7 In the event M.I.T. is successful in licensing a third party to the Patent Rights in the field of use of therapeutic products, or licenses the Patent Rights to a third party during the nonexclusive period of this License Agreement, and such third party as a condition of license reimburses M.I.T. for a portion or all of M.I.T.'s patent prosecution and maintenance costs, M.I.T. agrees that the Annual Payment shall be reduced for the next annual period after which M.I.T. has received such third-party reimbursement, on a dollar for dollar basis to the extent such third-party reimbursement exceeds M.I.T.'s total cumulative out-of-pocket patent costs for the prosecution and maintenance of the Patent Rights from the date of disclosure of the first disclosed invention falling within the Patent Rights through the last day of that Annual Payment period.

7. Paragraph 7.4 is hereby amended by the addition of the underlined language to read as follows:

      7.4 Upon any material breach or default of this Agreement by Licensee, other than those occurrences set out in Paragraphs 6.2, 6.3, 7.2 and
            7.3 hereinabove, which shall always take precedence in that order over any material breach or default referred to in this Paragraph 7.4, M.I.T. shall have the right to terminate this Agreement and the rights, privileges and license granted hereunder by ninety (90) days' notice by certified mail to Licensee. Such termination shall become effective unless Licensee shall have cured any such breach or default prior to the expiration of the (90) day period from receipt of M.I.T.'s notice of termination.

8. "Article XIV - Payments, Notices and Other Communication" is hereby amended by the following change of address for Licensee:

            SpectraScience, Inc.          cc: Glenn H. Stevens, Esq.
            5909 Baker Road                   1050 Walnut St., Suite 212
            Minnetonka, MN 55345              Boulder, CO 80302
            ATTN: President


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                      THIRD AMENDMENT OF LICENSE AGREEMENT
             SpectraScience M.I.T. CONFIDENTIAL (10/13/93 11:38 AM)
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9.    Appendix D is hereby deleted in its entirety and replaced by the new
      Appendix D attached hereto and made a part hereof.

IN WITNESS WHEREOF, the parties have duly executed this Agreement the day and year set forth below.


Massachusetts Institute of Technology               SpectraScience, Inc.
By     /s/ LITA NELSEN                              By     /s/ DARYL YUREK
       --------------------------------                    ---------------------
Title  Director of Technology Licensing Department  Title  Chairman of the Board
       --------------------------------                    ---------------------
Date   OCTOBER 14, 1993                             Date   OCTOBER 17, 1993
       --------------------------------                    ---------------------

                                 THIRD AMENDMENT
                         Appendix D to License Agreement
                                  Patent Rights

M.I.T. CASE NO. 3767
"A Device For Multiple Independent Small Area Exposures to Laser Radiation Through a Catheter for Use in Medical Applications"
Disclosure Date: February 11, 1983


HBSR#              Status    Country        Appl. No.     File Date    Patent No.    Issue Date    Related To
-----              ------    -------        ---------     ---------    ----------    ----------    ----------
3767'A             ISS       USA            410897        09/21/89     5106387       04/21/92      CON 058675
3767'CA            PEN       USA            827990        01/29/92                                 CON 420135
3767'C             ISS       USA            420135        10/11/89     5104392       04/14/92      CON 058675
3767'CAA           PEN       USA            905101        06/26/92                                 CON 827,990
3767'E             PEN       USA            701620        05/14/91                                 CON 058675
3767'G             ISS       USA            440100        11/21/89     5125404       06/30/92      CON 058675
3767'GA            PEN       USA            808001        12/16/91                                 CON 440100
3767'Z             ISS       USA            411326        09/22/89     5034010       07/23/91      DIV 058675

HBSR#                        Status         Appl. No.     File Date    Patent No.    Issue Date    Related To
-----                        ------         ---------     ---------    ----------    ----------    ----------
3767 CAN                     ISS            504731        03/21/86     1279901       02/05/91      PAR N/A
3767 CAN DIV I               PEN            615648        02/13/90
3767 CAN DIV II              ISS            615649        03/21/86     1317641       05/11/93      DIV 504731
3767 CAN DIV III             PEN            615650        03/21/86                                 DIV 504731
3767 EPO                     PEN            86103432.0    03/14/86                                 PAR N/A
3767 EPO DIVI                PEN            93112269.1    03/14/86
3767 JAPAN                   PEN            6466/86       03/22/86                                 PAR N/A


M.I.T. CASE NO. 3938
"A Spectral Diagnostic For Distinguishing Atheromatous Plaque From Normal Artery Wall"
Disclosure Date: August 21, 1984
Sponsor: American Hospital Supply Corporation


HBSR#              Status    Country        Appl. No.     File Date    Patent No.    Issue Date    Related To
-----              ------    -------        ---------     ---------    ----------    ----------    ----------
3938               ISS       USA            715131        03/22/85     4718417       01/12/88      PAR 100714
3938AF3            PEN       USA            086253        07/01/93                                 FWC 773983



HBSR#                        Status         Appl. No.     File Date    Patent No.    Issue Date    Related To
-----                        ------         ---------     ---------    ----------    ----------    ----------
3938A EPO                    PEN            88909936.2    09/21/88                                 PCT/US88/03257
3938A CAN                    PEN            579286-4      09/21/88                                 PCT/US88/03257
3938A JAPAN                  PEN            509105/88     09/21/88                                 PCT/US88/03257


M.I.T. CASE NO. 4673
"Ultraviolet LIF Spectroscopy of Tissue"
Disclosure Date: April 25, 1988
Sponsor: NIH, Cleveland Clinic Foundation


HBSR#              Status    Country        Appl. No.     File Date    Patent No.    Issue Date    Related To
-----              ------    -------        ---------     ---------    ----------    ----------    ----------
4673F2             PEN       USA            082342        06/24/93                                 FWC 920151
4673A              PEN       USA            720465        11/17/89                                 NAT'L-PCT/US89/05174

HBSR#                        Status         Appl. No.     File Date    Patent No.    Issue Date    Related To
-----                        ------         ---------     ---------    ----------    ----------    ----------
4673A EPO                    PEN            90900642.1    11/17/89                                 PCT/US89/05174


M.I.T. CASE NO. 4923
"Contour Mapping of Spectral Diagnostics"
Disclosure Date: January 5, 1989
Sponsor: Cleveland Clinic Foundation


HBSR#              Status    Country        Appl. No.     File Date    Patent No.    Issue Date    Related To
-----              ------    -------        ---------     ---------    ----------    ----------    ----------
4923'              ISS       USA            772620        10/04/91     5201318       04/13/93      FWC 342311
4923'Z             PEN       USA            024674        03/01/93                                 DIV 772620


M.I.T. CASE NO. 5507/5507A
"Detection of Atherosclerosis in Human Artery by Mid-Infrared Attenuated Total Reflectance"
Disclosure Date: January 16, 1991
Sponsor: NIH


HBSR#              Status    Country        Appl. No.     File Date    Patent No.    Issue Date    Related To
-----              ------    -------        ---------     ---------    ----------    ----------    ----------
5507               PEN       USA            661077        02/26/91                                 PAR N/A
5507A              PEN       USA            107854        01/17/92                                 NAT'L PCT/US92/00420



HBSR#              Status                   Appl. No.     File Date    Patent No.    Issue Date    Related To
-----              ------                   ---------     ---------    ----------    ----------    ----------
5507A EPO          PEN                      92906273.5    01/17/92                                 PCT/US92/00420
5507A CAN          PEN                      Appl. Filed   01/17/92                                 PCT/US92/00420
5507A JAPAN        PEN                      Appl. Filed   01/17/92                                 PCT/US92/00420


M.I.T. CASE NO. 5908
"Diffuse Reflectance from Turbid Media: An Analytical Model of Photon Migration" Disclosure Date: April 10, 1992
Sponsor: NIH


HBSR#              Status    Country        Appl. No.     File Date    Patent No.    Issue Date    Related To
-----              ------    -------        ---------     ---------    ----------    ----------    ----------
5908               PEN       USA            920135        07/24/93                                 PAR N/A
